UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 21, 2005
(Date of earliest event reported)



                          Mid State Capital Corporation
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             (Exact name of registrant as specified in its charter)

  Delaware                   333-111443                          05-0594428
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(State or other         (Commission File No.)                   (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

4211 West Boy Scout Boulevard, Tampa, Florida                     33607
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Address of principal executive offices                          (Zip Code)

Registrant's telephone number, including area code       (813) 871-4180
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by SunTrust Capital Markets, Inc. which are hereby filed pursuant to such letters.


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ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
       (99)                                   Collateral Term Sheets,
                                              Computational Materials
                                              and Structural Term Sheets
                                              prepared by SunTrust Capital
                                              Markets, Inc. in connection
                                              with Mid-State Capital Corporation
                                              2005-1 Trust Asset Backed Notes

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MID STATE CAPITAL CORPORATION


November 21, 2005

                                                 By:    /s/ Kimberly A. Perez
                                                        ------------------------
                                                 Name:  Kimberly A. Perez
                                                 Title: Executive Vice President


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                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Collateral Term Sheets,                     E
                    Computational Materials
                    and Structural Term Sheets
                    prepared by SunTrust Capital
                    Markets, Inc. in connection
                    with Mid-State Capital
                    Corporation 2005-1 Trust
                    Asset Backed Notes

Exhibit No. 99